UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 11, 2010
Associated Banc-Corp
(Exact name of registrant as specified in its charter)

Wisconsin	0-5519 and 001-31343	39-1098068

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1200 Hansen Road, Green Bay, Wisconsin		54304

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 920-491-7000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On January 11, 2010, Associated Banc-Corp (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein (the “Underwriters”), with respect to the sale of 38,993,956 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) and an additional 5,849,093 shares of Common Stock upon the exercise by the Underwriters of an over-allotment option, to the Underwriters in connection with a public underwritten offering (the “Offering”). On January 15, 2009, the Company completed the sale of a total of 44,843,049 shares of Common Stock (the “Shares”) to the Underwriters.
Pursuant to the Underwriting Agreement, certain directors and executive officers of the Company entered into agreements in substantially the form attached as Exhibit A to the Underwriting Agreement providing for a 90-day “lock-up” period with respect to sales of specified securities, subject to certain exceptions.
The Offering is more fully described in a prospectus supplement dated January 11, 2010 to the prospectus dated December 17, 2008 filed with the Securities and Exchange Commission as part of the Company’s Registration Statement on Form S-3 (Registration No. 333-156251) filed on December 17, 2008. A copy of the Underwriting Agreement has been attached as Exhibit 1.1 to this Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.
In connection with the issuance of the Shares, Kristi A. Hayek, Senior Vice President and Senior Counsel of the Company has delivered an opinion to the Company, attached as Exhibit 5.1 to this Report on Form 8-K and incorporated by reference herein, that the Shares have been validly issued, fully paid and non-assessable.
Item 8.01 Other Events.
On January 12, 2010, the Company issued a press release announcing the pricing of the Offering, a copy of which has been attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated by reference herein.
On January 15, 2010, the Company issued a press release announcing that it closed the Offering and that the Underwriters exercised their over-allotment option and purchased an additional 5,849,093 shares of Common Stock. A copy of the press release relating to this announcement is attached as Exhibit 99.2 to this Report on Form 8-K and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are being filed as part of this Report on Form 8-K:

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 11, 2010, between Associated Banc-Corp and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named in Schedule A thereto.

5.1	Opinion of Kristi A. Hayek, Senior Vice President and Senior Counsel of Associated Banc-Corp.

23.1	Consent of Kristi A. Hayek, Senior Vice President and Senior Counsel of Associated Banc-Corp (included in Exhibit 5.1).

99.1	Press release announcing the pricing of the Offering, dated January 12, 2010.

99.2	Press release announcing the completion of the Offering and the exercise by the Underwriters of their over-allotment option, dated January 15, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp
January 15, 2010	By:	/s/ Brian R. Bodager
	Name:	Brian R. Bodager
	Title:	Chief Administrative Officer, General Counsel & Corporate Secretary

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 11, 2010, between Associated Banc-Corp and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named in Schedule A thereto.

5.1	Opinion of Kristi A. Hayek, Senior Vice President and Senior Counsel of Associated Banc-Corp

23.1	Consent of Kristi A. Hayek, Senior Vice President and Senior Counsel of Associated Banc-Corp (included in Exhibit 5.1).

99.1	Press release announcing the pricing of the Offering, dated January 12, 2010.

99.2	Press release announcing the completion of the Offering and the exercise by the Underwriters of their over-allotment option, dated January 15, 2010.